File No. 33-7343 CIK No. 797497

                       Securities and Exchange Commission
                          Washington, D. C. 20549-1004
                                 Post-Effective
                                 Amendment No. 6
                                       to
                                    Form S-6



              For Registration under the Securities Act of 1933 of
               Securities of Unit Investment Trusts Registered on
                                   Form N-8B-2

                    Voyageur Unit Investment Trust, Series 1
                              (Exact Name of Trust)
                          Voyageur Fund Managers, Inc.
                            (Exact Name of Depositor)

                       90 South Seventh Street, Suite 4400
                          Minneapolis, Minnesota 55402
          (Complete address of Depositor's principal executive offices)


          Voyageur Fund Managers, Inc.            Chapman and Cutler
          Attention:   Thomas J. Abood            Attention: Mark J. Kneedy
          90 South Seventh Street, Suite 4400     111 West Monroe Street
          Minneapolis, Minnesota  55402           Chicago, Illinois 60603
                (Name and complete address of agents for service)

(X) Check if it is proposed that this filing will become effective on November 22, 1995 pursuant to paragraph (b) of Rule 485.


                    VOYAGEUR UNIT INVESTMENT TRUST, SERIES 1
                                  4, 295 UNITS

PROSPECTUS
Part One
Dated November 22, 1995

NOTE: PART ONE OF THIS PROSPECTUS MAY NOT BE DISTRIBUTED UNLESS ACCOMPANIED BY PART TWO.

     In the opinion of Counsel, interest income to the Trust and to Unit holders, with certain exceptions, is exempt under existing law from all Federal income taxes. In addition, the interest income is, in the opinion of Special Counsel, exempt to the extent indicated from Minnesota State and local income taxes. Capital gains, if any, are subject to tax.

THE TRUST

     Voyageur Unit Investment Trust, Series 1 (the "Trust") consists of a fixed portfolio of interest-bearing obligations issued by or on behalf of municipalities and other governmental authorities within the State of Minnesota, counties, municipalities, authorities and political subdivisions thereof, the interest on which is, in the opinion of recognized bond counsel to the issuing governmental authorities, exempt from all Federal income taxes and from Minnesota State and local income taxes under existing law. At November 17, 1995, each Unit represented a 1/4,295 undivided interest in the principal and net income of the Trust (see "The Trusts" in Part Two).

     The Units being offered by this Prospectus are issued and outstanding Units which have been purchased by the Sponsor in the secondary market or from the Trustee after having been tendered for redemption. The profit or loss resulting from the sale of Units will accrue to the Sponsor. No proceeds from the sale of Units will be received by the Trust.

PUBLIC OFFERING PRICE

     The Public Offering Price of the Units is equal to the aggregate value of the Bonds in the Portfolio of the Trust divided by the number of Units outstanding, plus a sales charge of 5.50% of the Public Offering Price (5.820% of the amount invested). At November 17, 1995, the Public Offering Price per Unit was $746.87 plus net interest accrued to date of settlement (three business days after such date) of $.43430, $.43555 and $.43697 for the monthly, quarterly and semi-annual distribution plans, respectively (see "Public Offering" in Part
Two).

        Please retain all parts of this Prospectus for future reference.

--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------


                          VOYAGEUR FUND MANAGERS, INC.

                                     SPONSOR


ESTIMATED CURRENT RETURN AND ESTIMATED LONG-TERM RETURN

     Estimated Current Return to Unit holders under the semi-annual distribution plan was 7.02% per annum on November 17, 1995, 7.00% under the quarterly distribution plan and 6.98% under the monthly distribution plan. Estimated Long-Term Return to Unit holders under the semi-annual distribution plan was 5.55% per annum on November 17, 1995, 5.52% under the quarterly distribution plan and 5.50% under the monthly distribution plan. Estimated Current Return is calculated by dividing the Estimated Net Annual Interest Income per Unit by the Public Offering Price. Estimated Long-Term Return is calculated using a formula which (1) takes into consideration and determines and factors in the relative weightings of the market values, yields (which take into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Bonds in the Trust; (2) takes into account a compounding factor and the expenses and sales charge associated with each Unit of the Trust; and (3) takes into effect the tax-adjusted yield from potential capital gains at the Date of Deposit. Since the market values and estimated retirements of the Bonds and the expenses of the Trust will change, there is no assurance that the present Estimated Current Return and Estimated Long-Term Return indicated above will be realized in the future. Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of the Estimated Long-Term Return reflects the estimated date and amount of principal returned while the Estimated Current Return calculations include only Net Annual Interest Income and Public Offering Price. The above figures are based on estimated per Unit cash flows. Estimated cash flows will vary with changes in fees and expenses, with changes in current interest rates, and with the principal prepayment, redemption, maturity, call, exchange or sale of the underlying Bonds. See "Estimated Current Return and Estimated Long-Term Return" in Part Two.

                    VOYAGEUR UNIT INVESTMENT TRUST, SERIES 1
            SUMMARY OF ESSENTIAL INFORMATION AS OF NOVEMBER 17, 1995
                      SPONSOR: VOYAGEUR FUND MANAGERS, INC.
                     EVALUATOR: VOYAGEUR FUND MANAGERS, INC.
                          TRUSTEE: THE BANK OF NEW YORK

GENERAL INFORMATION
Principal Amount of Bonds in the Trust                                                                  $2,845,000
Number of Units                                                                                              4,295
Fractional Undivided Interest in the Trust per Unit                                                        1/4,295
Public Offering Price:
Aggregate Value of Bonds in the Portfolio                                                               $3,031,362
Aggregate Value of Bonds per Unit                                                                          $705.79
Sales Charge 5.820% (5.50% of Public Offering Price)                                                        $41.08
Public Offering Price per Unit                                                                            $746.87*
Redemption Price and Sponsor's Repurchase Price per Unit
   ($41.08 less than the Public Offering Price per Unit)                                                  $705.79*
Date Trust Established                                                                            October 15, 1986
Mandatory Termination Date                                                                       December 31, 2035
Evaluator's Fee: $.27 per $1,000 principal amount of bonds, with a minimum annual fee of $1,500.
Evaluations for purposes of sale, purchase or redemption of Units are made as of the close of trading
   (4:00 p.m. Eastern time) on the New York Stock Exchange on each day which it is open.
Discretionary Liquidation Amount of the Trust is 20% of the original principal amount of Bonds in the Trust.

Supervisory fee payable to the Sponsor                                           Maximum of $.25 per Unit annually



* Plus net interest accrued to date of settlement (three business days after purchase) (see "Public Offering Price" herein and "Redemption" in Part
     Two).


                    VOYAGEUR UNIT INVESTMENT TRUST, SERIES 1
            SUMMARY OF ESSENTIAL INFORMATION AS OF NOVEMBER 17, 1995
                      SPONSOR: VOYAGEUR FUND MANAGERS, INC.
                     EVALUATOR: VOYAGEUR FUND MANAGERS, INC.
                          TRUSTEE: THE BANK OF NEW YORK


PER UNIT INFORMATION BASED ON VARIOUS DISTRIBUTION PLANS


                                                                                                     Semi-
                                                               Monthly          Quarterly           Annual
Calculation of Estimated Net Annual Income:
    Estimated Annual Interest Income                             $53.91           $53.91            $53.91
    Less: Estimated Annual Expense                               $ 1.79           $ 1.64            $ 1.47
                                                                -------          -------           -------
    Estimated Net Annual Interest Income                         $52.12           $52.27            $52.44
                                                                 ======           ======            ======

Calculation of Interest Distribution:
    Estimated Interest Distribution Per Unit                     $ 4.34           $13.07            $26.22
       Divided by 12, 4 and 2, Respectively
    Public Offering Price per Unit                              $746.87          $746.87           $746.87
Estimated Daily Rate of Net Interest Accrual                    $.14477          $.14518           $.14566
Estimated Current Return Based on
    Public Offering Price                                         6.98%            7.00%             7.02%
Estimated Long-Term Return Based on
    Public Offering Price                                         5.50%            5.52%             5.55%


TRUSTEE'S ANNUAL FEE: $1.08, $.85 and $.60 per $1,000 principal amount of Bonds for those portions of the Trust under the monthly, quarterly and semi-annual distribution plans, respectively.

COMPUTATION DATES: Fifteenth day of the month as follows: monthly-each month; quarterly- March, June, September and December; semi-annual-June and December.

DISTRIBUTION DATES: last day of the month as follows: monthly-each month; quarterly - March, June, September and December; semi-annual-June and December.

ESTIMATED ANNUAL EXPENSES: Calculations based on financial data as of April 30, 1995. Actual expenses per unit may differ for each distribution plan.


                          INDEPENDENT AUDITORS' REPORT


To the Sponsor, Trustee and the Unitholders of Voyageur Unit Investment Trust, Series 1:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Voyageur Unit Investment Trust, Series 1 (the Trust) as of April 30, 1995, and the related statements of operations and changes in net assets for the years ended April 30, 1995 and 1994, and for the five-month period ended April 30, 1993. These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investments held in custody are confirmed to us by the trustee. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Voyageur Unit Investment Trust, Series 1 at April 30, 1995, and the results of its operations and changes in its net assets for the years ended April 30, 1995 and 1994, and the five-month period ended April 30, 1993, in conformity with generally accepted accounting principles.


                                        KPMG PEAT MARWICK LLP



Minneapolis, Minnesota
August 11, 1995


                    VOYAGEUR UNIT INVESTMENT TRUST, SERIES 1

                       Statement of Assets and Liabilities

                                 April 30, 1995


                                          Assets
-------------------------------------------------------------------------------------------------------------------

Investments in securities, at market (cost $3,247,131)
     (note 1 to schedule of investments)                                                      $        3,251,788
Interest receivable                                                                                       82,700
Receivable for investment securities sold                                                                 36,356
-------------------------------------------------------------------------------------------------------------------

                  Total assets                                                                $        3,370,844
___________________________________________________________________________________________________________________


                                  Liabilities and Net Assets
-------------------------------------------------------------------------------------------------------------------

Cash disbursements in excess of cash on demand deposit                                                    38,733
Accrued liabilities                                                                                        2,602
-------------------------------------------------------------------------------------------------------------------
           Total liabilities                                                                              41,335
-------------------------------------------------------------------------------------------------------------------

Net assets (4,617 units of fractional undivided interest currently outstanding):
     Original cost to investors of 5,262 units (note B)                                                4,956,000
     Less:
           Gross underwriting commissions (note C)                                                      (249,896)
           Cost of securities sold or called since date of deposit                                    (1,458,972)
-------------------------------------------------------------------------------------------------------------------

                                                                                                       3,247,132


Net unrealized appreciation of investments (note D)                                                        4,657
Undistributed investment income, net                                                                      84,267
Excess distribution of bond proceeds                                                                      (6,547)
-------------------------------------------------------------------------------------------------------------------
                  Net assets                                                                           3,329,509
-------------------------------------------------------------------------------------------------------------------

                  Total liabilities and net assets                                                 $   3,370,844
___________________________________________________________________________________________________________________


See accompanying notes to financial statements.


                                       VOYAGEUR UNIT INVESTMENT TRUST, SERIES 1

                                                Statements of Operations


                                                               Year               Year         Five Month
                                                               ended              ended       period ended
                                                             April 30,          April 30,       April 30,
                                                               1995               1994          1993 (H)
-------------------------------------------------------------------------------------------------------------------


Investment income, interest                                 $   255,482      $   265,127          $124,218
-------------------------------------------------------------------------------------------------------------------


Expenses:
     Trustee fees and expenses                                    4,698            4,755             2,537
     Evaluator fees                                               1,587            1,546             1,494
     Sponsor fees                                                 1,182                0             1,289
     Accounting fees                                              2,300            2,500             2,321
     Other                                                          443              374               223
-------------------------------------------------------------------------------------------------------------------
                  Total expenses                                 10,210            9,175             7,864
-------------------------------------------------------------------------------------------------------------------

                  Investment income, net                        245,272          255,952           116,354
-------------------------------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investments, net (notes A and D):
           Net realized gain on investments                         698           12,626            21,108
           Net change in unrealized appreciation
             (depreciation)                                     (68,327)        (137,627)           86,282
-------------------------------------------------------------------------------------------------------------------
                  Net (loss) gain on investments                (67,629)        (125,001)          107,390
-------------------------------------------------------------------------------------------------------------------

                  Net increase in net assets
                     resulting from operations              $   177,643      $   130,951       $   223,744
___________________________________________________________________________________________________________________


See accompanying notes to financial statements.


                                       VOYAGEUR UNIT INVESTMENT TRUST, SERIES 1

                                          Statements of Changes in Net Assets



                                                               Year               Year         Five Month
                                                               ended              ended       period ended
                                                             April 30,          April 30,       April 30,
                                                               1995               1994          1993 (H)
-------------------------------------------------------------------------------------------------------------------

Operations:
     Investment income, net                                 $   245,272      $   255,952       $   116,354
     Net realized gain on investments                               698           12,626            21,108
     Net change in unrealized (depreciation)
         appreciation                                           (68,327)        (137,627)           86,282
-------------------------------------------------------------------------------------------------------------------
                  Net increase in net assets
                     resulting from operations                  177,643          130,951           223,744
-------------------------------------------------------------------------------------------------------------------


Distributions to unitholders from (notes E and F):
           Investment income, net                              (244,860)        (256,863)         (134,390)
           Distributions, principal                                   0         (387,977)                 0
           Unit redemptions                                    (136,794)        (249,706)          (21,423)
-------------------------------------------------------------------------------------------------------------------
                  Total distributions                          (381,654)        (894,546)           (155,813)
-------------------------------------------------------------------------------------------------------------------

                  Total increase (decrease)
                      in net assets                            (204,011)        (763,595)           67,931

Net assets:
     Beginning of period                                      3,533,520        4,297,115         4,229,184
-------------------------------------------------------------------------------------------------------------------

     End of period                                        $   3,329,509    $   3,533,520     $   4,297,115
___________________________________________________________________________________________________________________



See accompanying notes to financial statements.


                                       VOYAGEUR UNIT INVESTMENT TRUST, SERIES 1

                                                Notes to Financial Statements

                                 April 30, 1995

(A) The financial statements of Voyageur Unit Investment Trust, Series 1 are prepared on the accrual basis of accounting. Security transactions are accounted for on the date the securities are purchased or sold. The Trust will terminate on the mandatory termination date of December 31, 2035.

(B) Cost to investors represents the initial public offering price as of the date of deposit, adjusted for the cost of bonds called or sold since the date of deposit.

(C) The gross underwriting commission represents the aggregate sales charge paid in connection with the initial public offering.

(D) At April 30, 1995, the gross unrealized market appreciation was $49,197 and the gross unrealized market depreciation was $44,540. The net unrealized market appreciation was $4,657.

(E) Distributions of net interest income to unitholders are paid monthly, quarterly or semiannually based on the unitholder's election.

(F) During the current year ended April 30, 1995, 188 units were redeemed with principal of $133,171 and interest of $3,623. Since October 1991, there has been no active secondary market for the Trust's units.

(G) No provision for income taxes has been made because the Trust is not an association taxable as a corporation for federal or Minnesota state income tax purposes. Each unitholder will be treated as the owner of a pro rata portion of the Trust and will be taxed on his or her pro rata share of net investment income and securities gains or losses, if any.

(H) Effective April 30, 1993, Voyageur Unit Investment Trust, Series 1 changed its financial reporting year end to April 30 (previously November 30).


                    VOYAGEUR UNIT INVESTMENT TRUST, SERIES 1
                             Schedule of Investments
                                 April 30, 1995


                  Aggregate
Ratings           principal  Title of bonds described          Coupon rate            Redemption                  Market
  (2)              amount   in trust or contracted for         and maturity          features (3)               value (1)
-------------------------------------------------------------------------------------------------------------------------
A+                $ 40,000  Minnesota Housing Finance         7.125% @ 2-01-20       8-01-95 @ 101.5,            $40,157
                            Agency Housing Development                               S.F. 2-01-99 @ 100
                            Revenue Bonds
AA                 290,000  Bloomington Tax Increment         9.750% @ 2-01-08       2-01-05 @ 100               377,299
                            General Obligation Bonds
NR                 300,000  Glencoe Electric Revenue          10.00% @ 5-01-99       Escrowed to                 353,874
                            Bonds (4)                                                maturity
AA                 250,000  Minneapolis CDA & St. Paul        7.875% @ 7-01-17       7-01-96 @ 102,              253,093
                            HRA Home Ownership                                       S.F. 1-01-07 @ 100
                            Mortgage Revenue Family
                            Housing Project Phase II
AAA                185,000  Minneapolis Convention Ctr.       7.750% @ 4-01-11       Prefunded                   191,967
                            Sales Tax Revenue Bonds (5)                              4-01-96 @ 102
AA                 550,000  Minnetonka Multifamily Hsg.       7.500% @ 12-01-17      6-01-95 @ 103,              560,230
                            Revenue Bonds (Cedar Hills                               S.F. 12-01-08 @ 100
                            East) FHA Insured
A-                 160,000  St. Cloud HRA Multifamly          8.125% @ 7-01-08       7-01-96 @ 102,              164,659
                            Hsg. Facility (St. Cloud                                 S.F. 7-01-00 @ 100
                            Hospital) Revenue Bonds
A-                 120,000  St. Cloud HRA Multifamily         8.375% @ 7-01-16       7-01-96 @ 102,              123,620
                            Hsg. Facility (St. Cloud                                 S.F. 7-01-09 @ 100
                            Hospital) Revenue Bonds
A                  350,000  St. Cloud Law Enforcement         7.250% @ 2-01-05       Prefunded                   352,993
                            Revenue Bonds (Stearns Co.                               2-01-96 @ 100
                            G.O. Lease)
AAA                465,000  Southern MN Municipal Power       7.000% @ 1-01-18       Prefunded                   467,488
                            Agency Power Supply System                               1-01-96 @ 100
                            Revenue Bonds 1983A
AAA                100,000  Regents of the University of      7.750% @ 2-01-10       2-01-96 @ 102,              103,234
                            Minnesota G.O. Refunding                                 S.F. 2-01-06 @ 100
                            Bonds 1986A
A                  255,000  Western MN Municipal Power        9.050% @ 1-01-00       1-01-96 @ 102               263,174
                            Agency Power Supply System
                            Revenue Bonds 1985A
-------------------------------------------------------------------------------------------------------------------------
                $3,065,000  Total bonds (cost $3,247,131)                                                     $3,251,788
_________________________________________________________________________________________________________________________
See notes to schedule of investments.


                    VOYAGEUR UNIT INVESTMENT TRUST, SERIES 1

                        Notes to Schedule of Investments

                                 April 30, 1995


(1) The market value is determined by the evaluator (a) on the basis of current bid prices for the bonds; (b) if bid prices are not available, on the basis of current bid prices for comparable bonds; (c) by causing the value of the bonds to be determined by others engaged in the practice of evaluating, quoting or appraising comparable bonds; or (d) by any combination of the above. Determinations of the aggregate bid price of the bonds, for purposes of secondary market transactions by the Sponsor and redemptions by the Trustee, will be made on each business day on which the New York Stock Exchange is open for business as of the Evaluation Time, effective for all sales or redemptions made subsequent to the last preceding determination.

(2)  All ratings (unaudited) are by Standard & Poor's Corporation.

(3) Unless otherwise indicated, there is shown under this heading the year in which each issue of bonds initially is redeemable and the redemption price for that year; each such issue continues to be redeemable at declining prices thereafter, but not below par, "S.F." indicates a sinking fund has been or will be established with respect to an issue of bonds. In addition, certain bonds in the portfolio may be redeemed in whole or in part other than by operation of the stated redemption or sinking fund provisions under certain unusual or extraordinary circumstances specified in the instruments setting forth the terms and provisions of such bonds. A sinking fund is a reserve fund accumulated over a period of time for retirement of debt. A callable bond is one which is subject to redemption prior to maturity at the option of the issuer.

(4) This issue of bonds is secured by, and payable from, escrowed U.S. government securities.

(5)  Insurance has been obtained from AMBAC by the issuer of these bonds.



                    VOYAGEUR UNIT INVESTMENT TRUST, SERIES 1
                                    PART ONE
                         MUST BE ACCOMPANIED BY PART TWO

                                 --------------
                                   PROSPECTUS
                                 --------------


SPONSOR:                         Voyageur Fund Managers, Inc.
                                 90 South Seventh Street, Suite 4400
                                 Minneapolis, Minnesota  55402

TRUSTEE:                         The Bank of New York
                                 101 Barclay Street
                                 New York, New York 10286

This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any jurisdiction to any person to whom it is not lawful to make such offer in such jurisdiction.

This Prospectus does not contain all the information set forth in the registration statement and exhibits relating thereto, which the Trust has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.


                         VOYAGEUR UNIT INVESTMENT TRUST

                                    SERIES 1
                                    SERIES 2
                                    SERIES 3

                                    PART TWO
                           ---------------------------

     The  investment  objectives  of the Trusts  are to obtain  for  Unitholders
tax-exempt   income  and  conservation  of  capital  through   investment  in  a
diversified portfolio of municipal bonds.

     The interest on all bonds in the Trusts is, in the opinion of recognized bond counsel to the issuers of the obligations, not includable in gross income for federal income tax purposes or in taxable net income of individuals, estates or trusts for Minnesota income tax purposes under existing laws (except in certain instances depending upon the Unitholders). Such interest income is subject to tax in the case of corporations subject to the Minnesota Corporate Franchise Tax or the Corporate Alternative Minimum Tax and is a factor in the computation of the Minimum Fee applicable to financial institutions. Interest on certain bonds may be includable in income for purposes of the federal and Minnesota alternative minimum taxes. Capital gains, if any, are subject to tax.

     The minimum purchase is three Units. Only whole Units may be purchased. The value of the Units of the Trusts will fluctuate with the value of the underlying bonds.


     THE INITIAL PUBLIC OFFERING OF UNITS IN THE TRUSTS HAS BEEN COMPLETED. THE UNITS OFFERED HEREBY ARE ISSUED AND OUTSTANDING UNITS THAT HAVE BEEN ACQUIRED BY THE SPONSOR EITHER BY PURCHASE FROM THE TRUSTEE OF UNITS TENDERED FOR REDEMPTION OR IN THE SECONDARY MARKET.

     THIS PROSPECTUS IS IN TWO PARTS. INVESTORS SHOULD READ AND RETAIN BOTH
                 PARTS OF THIS PROSPECTUS FOR FUTURE REFERENCE.

                           ---------------------------

          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
           SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
          COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR
           ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR
             ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                         CONTRARY IS A CRIMINAL OFFENSE.

                           ---------------------------

THE DATE OF THIS PROSPECTUS IS THAT DATE WHICH IS SET FORTH IN PART ONE OF THE PROSPECTUS.


                                     SUMMARY


THE TRUST

     Voyageur Unit Investment Trust, Series 1-3 (herein referred to collectively as the "TRUSTS" and individually as a "TRUST") are each one of a series of similar but separate unit investment trusts consisting of a diversified portfolio of interest-bearing municipal bonds (the "BONDS") issued by or on behalf of the State of Minnesota and counties, municipalities, authorities and political subdivisions thereof. The interest on the Bonds in each Trust is, in the opinion of recognized bond counsel to the issuing governmental authorities, not includable in gross income for federal income tax purposes or in taxable net income of individuals, estates and trusts for Minnesota income tax purposes under existing laws (except in certain instances depending upon the Unitholders). Such interest income is includable in taxable income of corporations and financial institutions for purposes of the Minnesota franchise tax. Interest on certain Bonds may be includable in income for purposes of the federal and Minnesota alternative minimum taxes. See "The Trusts--Portfolios."

OBJECTIVES

     The objectives of each Trust are tax-exempt income for federal and State of Minnesota income tax purposes and conservation of capital. There is, of course, no guarantee that these objectives will be achieved since the payment of interest and conservation of capital is dependent upon the continued ability of the issuers of the Bonds to meet such obligations. See "The Trusts--Portfolios." In addition, the continuing tax-exempt status of such interest may be dependent upon compliance following the issuance of the Bonds with certain restrictions and upon future tax legislation. See "The Trusts--Tax Status."

THE UNITS

     As of the date of this Prospectus the fractional and undivided interest represented by a Unit was that amount stated under "Summary of Essential Information" in Part One. If Units in the Trusts are redeemed, the fractional undivided interest represented by each unredeemed Unit will increase although the actual interest in the Trust represented by such Unit will remain essentially unchanged.

ESTIMATED CURRENT RETURN AND ESTIMATED LONG-TERM RETURN

     As of the date indicated therein, Estimated Current Return and Estimated Long-Term Return to Unitholders is set forth in the "Summary of Essential Information" in Part One. The methods of calculating Estimated Current Return and Estimated Long-Term Return are set forth under "Estimated Current Return and Estimated Long-Term Return."

DISTRIBUTIONS OF INTEREST AND PRINCIPAL

     Distributions of interest received by a Trust, pro rated on an annual basis, will be made semiannually unless the Unitholder elects to receive them quarterly or monthly. Distributions of funds in the Principal Account, if any, will be made semi-annually. See "Rights of Unitholders--Distribution of Interest and Principal."

PUBLIC OFFERING PRICE

     The Public Offering Price of the Units is equal to the aggregate bid price of the Bonds in a Trust's portfolio divided by the number of Units outstanding in such Trust, plus accrued interest on the date of settlement and a sales charge equal to 5.50% of the Public Offering Price per Unit (5.820% of the aggregate offering price of the Bonds per Unit), subject to reduction for certain quantity purchases (see "Public Offering--Offering Price"). If the underlying Bonds in each Trust were available for direct purchase, the purchase price of such Bonds would not include the sales charge included in the Public Offering Price of the Units.

MARKET FOR UNITS

     The Sponsor, although not obligated to do so, presently intends to maintain a market for the Units, as more fully described under "Public Offering--Market for Units." If such market is not maintained, a Unitholder may be able to dispose of his Units only through redemption.

RISK FACTORS

     An investment in the Trusts should be made with an understanding of the risks associated therewith, including, among other factors, the inability of the issuer to pay the principal of or interested on a bond when due, volatile interest rates, early call provisions, and changes to the tax status of the Bonds. See "The Trusts--Risk Factors."


                                   THE TRUSTS

GENERAL

     Voyageur Unit Investment Trust, Series 1-3 (herein referred to collectively as the "TRUSTS" and individually as a "TRUST") are each one of a series of similar but separate unit investment trusts created under the laws of the State of New York by a Trust Indenture and Agreement and related Reference Trust Agreement (the "TRUST AGREEMENTS") among Voyageur Fund Managers, Inc. who has assumed responsibility of an affiliate, Dougherty Dawkins, Inc. (formerly Dougherty, Dawkins, Strand & Bigelow Incorporated and Dougherty, Dawkins, Strand & Yost Incorporated), as Sponsor, The Bank of New York, as Trustee, and Voyageur Fund Managers, Inc. as Evaluator.

PORTFOLIOS

     The objectives of each Trust are to obtain for Unitholders tax-exempt income, for federal and State of Minnesota income tax purposes, and conservation of capital through investment in a diversified portfolio of municipal bonds. There is, of course, no guarantee that a Trust's objectives will be achieved. The portfolio of Bonds for each Trust was chosen by the Sponsor with a view to achieving a balance of income and diversification as to the purpose of issue and safety of principal. The following factors, among others, were considered in selecting the Bonds: (a) 100% of the aggregate principal amount of the bonds deposited in a Trust are obligations of the State of Minnesota or of the counties, municipalities, authorities or political subdivisions thereof, so that the interest on all of such obligations, in the opinion of bond counsel to the issuing governmental authorities, is not includable in gross income for federal income tax purposes or in taxable net income of individuals, trusts and estates for Minnesota income tax purposes under existing laws (except in certain instances depending upon the Unitholders); (b) the Bonds are diversified as to purpose of issue; and (c) in the opinion of the Sponsor, the Bonds are fairly valued relative to other bonds of comparable quality and maturity. Notwithstanding clause (a) in the preceding sentence, interest on certain Bonds may be includable in income for purposes of the federal and Minnesota alternative minimum taxes. Interest on such Bonds also is subject to tax in the case of corporations subject to the Minnesota Corporate Franchise Tax or the Corporate Alternative Minimum Tax and is a factor in the computation of the Minimum Fee applicable to financial institutions.

     The portfolios of the Trusts do not contain any issues of bonds the interest on which is includable in the income of individuals, estates and trust for purposes of the federal and Minnesota alternative minimum taxes. See "Schedule of Investments" in Part One.

     As of the date indicated therein, the Bonds in each Trust (computed as a percentage of the aggregate principal amount of Bonds in such Trust on such date) were rated by Standard & Poor's Corporation or by Moody's Investors Service as described in "Schedule of Investments" in Part One. Unrated Bonds were, in the opinion of the Sponsor, of comparable investment quality as of such date. For a description of the meaning of the applicable rating symbols as published by Standard & Poor's Corporation and Moody's Investors Service, see "Description of Bond Ratings." There can be no assurance that the economic and political conditions on which the ratings of the Bonds are based will continue or that particular Bond issues may not be adversely affected by changes in economic, political or other conditions that do not affect the above ratings. State grants and aids represent a large percentage of the total revenues of cities, towns, counties and school districts in Minnesota. Even with respect to Bonds that are revenue obligations and not general obligations of the issuer, there can be no assurance that fiscal problems of the State of Minnesota will not adversely affect the market value or marketability of the Bonds or the ability of the respective obligors to pay interest on and principal of the Bonds.

     RISK FACTORS. An investment in Units of a Trust should be made with an understanding of the risks which an investment in fixed-rate long-term debt obligations may entail, including the risk that the value of a Trust and hence of the Units will decline with increases in interest rates. High inflation and recession, together with the fiscal and monetary measures adopted to attempt to deal with those and other economic problems, have contributed to recent wide fluctuations in interest rates and thus in the value of fixed-rate obligations generally. The Sponsor cannot predict future economic policies or their consequences or, therefore, the course or extent of any similar fluctuations in the future.

     In addition, investors should be aware that the Internal Revenue Code includes provisions that significantly affect the federal income tax treatment of interest on certain tax-exempt bonds, the projects and activities that may be financed from proceeds of tax-exempt bonds and the principal amount of certain tax-exempt bonds that may be issued by governmental entities in certain states, including the State of Minnesota. Proposals may be introduced before Congress in the future, the purpose of which will be to further restrict or eliminate the federal income tax exemption for interest on debt obligations similar to the Bonds in the Trusts. See "The Trusts--Tax Status."

     Although Minnesota state law provides that interest on Minnesota bonds is exempt from Minnesota state income taxation, the Minnesota state legislature has recently enacted a statement of intent that Minnesota bonds should be subject to Minnesota state income taxation if a court decides that this exemption violates the Commerce Clause of, or otherwise contravenes, the U.S. Constitution, effective for the calendar year in which such a decision becomes final. It cannot be predicted whether a court would render such a decision or whether, as a result thereof, interest on Minnesota bonds and therefore distributions by a Trust would become subject to Minnesota state income taxation.

     An investment in Units of the Trusts should be made with an understanding of the risks which investments in certain categories of bonds may entail, as described below.

          (a) GENERAL OBLIGATION BONDS -- Certain of the Bonds in the Trusts may be general obligations of a governmental entity that are backed by the ad valorem property taxing power of the entity. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity's credit will depend upon many factors, including an erosion of the tax base due to population declines, natural disasters, declines in the state's industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base and the extent to which the entity relies upon federal or state aid, access to capital markets or other factors beyond the entity's control.

          In the early 1980s the State of Minnesota experienced financial difficulties due to a downturn in the State's economy resulting from the national recession. As a consequence, the State's revenues were significantly lower than anticipated in the July 1, 1979 to June 30, 1981 biennium and the July 1, 1981 to June 30, 1983 biennium.

          In response to revenue shortfalls, the legislature broadened and increased the State sales tax, increased income taxes (by increasing rates and eliminating deductions) and reduced appropriations and deferred payment of State aid, including appropriations for and aids to local governmental units. The State's fiscal problems affected other governmental units within the State, such as local government, school districts and state agencies, which, in varying degrees, also faced cash flow difficulties. In certain cases, revenues of local governmental units and agencies were reduced by the recession.

          Because of the State's fiscal problems, Standard & Poor's Corporation reduced its rating on the State's outstanding obligation bonds from AAA to AA+ in August 1981 and to AA in March 1982. Moody's Investors Service, Inc. lowered its rating on the State's outstanding general obligation bonds from Aaa to Aa in April 1982. The State's economy recovered in the July 1, 1983 to June 30, 1985 biennium, and substantial reductions in the individual income tax were enacted in 1984 and 1985. Standard & Poor's raised its rating on the State's outstanding general obligation bonds to AA+ in January 1985. In 1986, 1987, 1991, 1992 and 1993, legislation was required to eliminate projected budget deficits by raising additional revenue, reducing expenditures, including aids to political subdivisions and higher education, reducing the State's budget reserve (cash flow account), imposing a sales tax on purchases by local governmental units, and making other budgetary adjustments. A budget forecast released by the Minnesota Department of Finance on March 1, 1994 projected a balanced General Fund at the end of the then current biennium, June 30, 1995, plus an increase in the State's cash flow account from $360 million to $500 million. Total projected expenditures and transfers for the biennium are $17.0 billion. The forecast also projects, however, a shortage of $29.5 million in the Local Government Trust Fund at June 30, 1995, against total projected expenditures from the Fund of $1.8 billion for the biennium.

          State grants and aids represent a large percentage of the total revenues of cities, towns, counties and school districts in Minnesota. Even with respect to Bonds that are revenue obligations of the issuer and not general obligations of the State, there can be no assurance that the fiscal problems referred to above will not adversely affect the market or marketability of the Bonds or the ability of the respective obligors to pay interest on and principal of the Bonds.

          (b) INDUSTRIAL REVENUE BONDS ("IRBS") -- Certain of the Bonds in the Trusts may be IRBs. IRBs, including pollution control revenue bonds, are tax-exempt securities issued by states, municipalities, public authorities or similar entities ("ISSUERS") to finance the cost of acquiring, constructing or improving various projects, including pollution control facilities and certain industrial development facilities. These projects are usually operated by private entities. IRBs are not general obligations of governmental entities backed by their taxing power. Issuers are obligated to pay amounts due on the IRBs only to the extent that funds are available from the unexpended proceeds of the IRBs, if any, or receipts or revenues of the issuer under arrangements between the issuer and the private operator of a project. These arrangements may be in the form of a lease, installment sale agreement, conditional sale agreement or loan agreement, but in each case the payments to the issuer from the private entity are designed to be sufficient to meet the payments of amounts due on the IRBs.

          IRBs are generally issued under bond resolutions, agreements or trust indentures pursuant to which the revenues and receipts payable under the issuer's arrangements with the private operator of a particular project have been assigned and pledged to the holders of the IRBs or a trustee for the benefit of the holders of the IRBs. In certain cases, a mortgage on the underlying project may be granted to the holders of the IRBs or a trustee as additional security for the IRBs. In addition, IRBs are frequently directly guaranteed by the private operator of the project or by another affiliated company. Regardless of the structure, payment of IRBs is solely dependent upon the creditworthiness of the private operator of the project or the guarantor. Private operators or guarantors that are industrial or commercial companies may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry. These include cyclicality of revenues and earnings, regulatory and environmental restrictions, litigation resulting from accidents or environmentally-caused illnesses, extensive competition (including that of low-cost foreign companies), unfunded pension fund liabilities or off-balance sheet items, and financial deterioration resulting from leveraged buy-outs or takeovers.

          In the opinion of bond counsel rendered on the date of issuance of each IRB in each Trust's portfolio, the interest on the IRBs is not includable in gross income for federal income tax purposes or in taxable net income of individuals, estates and trusts for Minnesota income tax purposes under existing laws (except in certain instance depending upon the Unitholders). Such interest income is includable in taxable income of corporations and financial institutions for purposes of the Minnesota franchise tax. Interest on certain IRBs may be includable in income for purposes of the federal and Minnesota alternative minimum taxes. See "The Trusts--Tax Status." In the case of an IRB, this tax status is dependent upon the issues and private obligor meeting certain conditions, and the opinion of bond counsel assumes that these conditions will be met. However, there can be no assurance that the issuer and the private obligor will meet these conditions, in which event the interest on the IRB could be determined to be taxable, perhaps retroactively from the date of issuance of the IRB. Further, there can be no assurance that legislation will not be enacted which could case interest on some or all of the IRBs as well as other Bonds in the Trusts to be subject to tax.

          In certain cases, an IRB may provide that if the interest on such IRB should ultimately be determined to be taxable, the IRB would become due and payable and, in addition, may provide that any related letter of credit or other security could be called upon to satisfy all or part of the obligation. In other cases, however, an IRB may not provide for the acceleration or redemption of the IRB or a call upon the related letter of credit or other security upon a determination of taxability. In those cases in which an IRB does not provide protection from a determination of taxability or in which both the private party and the bank or other entity issuing the letter of credit or other security are unable to meet their obligations to pay the amounts due on the IRB as a result of a determination of taxability, the Sponsor may direct the Trustee to sell the IRB and, since it would be sold as a taxable security, it is expected that it would have to be sold at a substantial discount from current market price. In addition, as mentioned above, Unitholders might be required to pay income tax on interest received prior to the date of the determination of taxability.

          (c) REVENUE OBLIGATIONS OF UTILITIES -- Certain of the Bonds in the Trusts may be revenue obligations of issuers engaged in the generation, distribution and/or sale of electrical power (including the sale of electricity generated through nuclear energy) and/or natural gas. The ability of such issuers to make payments of principal of, or interest on, such obligations is dependent, among other things, upon the continuing ability of such issuers to derive sufficient revenues from their operations to meet debt service requirements. General problems confronting such issuers include the difficulty in financing construction projects during inflationary periods, ongoing design modifications, schedule extensions, strikes, restrictions on operations and increased costs and delays attributable to applicable environmental laws, the difficulty in obtaining fuel for energy generation at reasonable prices, the difficulty in obtaining natural gas for resale, and the effects of present or proposed energy or natural resource conservation programs. The Sponsor believes that all of the issuers of such obligations have been experiencing these problems to a greater or less extent. In addition, federal, state and municipal governmental authorities may from time to time review existing, and impose additional, regulations governing the licensing, construction and operation of nuclear power plants. Any delays in the licensing, construction or operation of power plants, or the suspension of operations of such power plants, which have been or are being financed by proceeds of certain of the Bonds held in the Trusts, may affect the payment of interest on, or the repayment of the principal amount of, such Bonds. The Sponsor is unable to predict the ultimate form any such regulations may take or the impact such regulations might have on the Bonds in the Trusts.

          The ability of state and local joint action power agencies to make payments on bonds they have issued is dependent in large part upon payments made to them pursuant to power supply or similar agreements. Courts in Washington and Idaho have held that certain agreements between the Washington Public Power Supply System and certain of its participants are unenforceable because the participants did not have the authority to enter into the agreements. While these decisions are not specifically applicable to agreements entered into by public entities in other states, they may cause an examination of the legal structure and economic viability of certain projects financed by joint action power agencies, which might exacerbate some of the problems referred to above and possibly lead to legal proceedings questioning the enforceability of agreements upon which payment of these bonds may depend.

          (d) HOUSING AUTHORITY OBLIGATION -- Certain of the Bonds in the Trusts may be obligations of municipal housing authorities and single-family mortgage revenue bonds. Weaknesses in federal housing subsidy programs and their administration may result in a decrease of subsidiaries available for payment of principal of and interest on housing authority bonds. Economic developments, including fluctuations in interest rates and increasing construction and operating costs, may also adversely impact on revenues of housing authorities. In the case of some housing authorities, inability to obtain additional financing could also reduce revenues available to pay existing obligations. Single-family mortgage revenue bonds are subject to extraordinary mandatory redemption at par in whole or in part from the proceeds derived from prepayments of underlying mortgage loans and also from the unused proceeds of the issue within a stated period which may be within a year from the date of issue. For a discussion of the consequences to Unitholders of such redemption, see "The Trusts--Portfolios--General Considerations," below.

          The tax exemption for certain housing authority bonds depends upon qualification under Section 103A of the Internal Revenue Code of 1954, as amended (the "1954 CODE") or Section 143 of the Internal Revenue Code of 1986 (the "1986 CODE") in the case of single-family mortgage bonds or under
     Section 103(b)(4)(A) of the 1954 Code, Section 142(d) of the 1986 Code or other provisions of federal law in the case of certain multi-family housing bonds (including Section 8 assisted bonds). These sections of the Code or other provision of federal law contain certain ongoing requirements relating to the cost and location of the residences financed with the proceeds of the single-family mortgage bonds and the income levels of tenants of the rental projects financed with the proceeds of the multi-family housing bonds. While the issuers of the bonds, and other parties, including the originators and servicers of the single-family mortgages and the owners of the rental projects financed with the multi-family housing bonds, covenant to meet these ongoing requirements and generally agree to institute procedures designed to insure that these requirements are met, there can be no assurance that these ongoing requirements will be consistently met. The failure to meet these requirements could cause the interest on the bonds to become taxable, possibly retroactively from the date of issuance, thereby reducing the value of the bonds, subjecting Unitholders to unanticipated tax liabilities and possibly requiring the Trustee to sell the bonds at the reduced value. Furthermore, any failure to meet these ongoing requirements might not constitute an event of default under the applicable mortgage or permit the holder to accelerate payment of the bond or require the issuer to redeem the bond. In any event, where the mortgage is insured by the Federal Housing Administration ("FHA"), the consent of the FHA may be required before insurance proceeds would become payable to redeem the mortgage subsidy bonds.

          (e) REVENUE BONDS OF HOSPITAL AND HEALTH CARE FACILITIES -- Certain of the Bonds in the Trusts may be hospital revenue bonds (including health care facilities, nursing homes and congregate care facilities). The ability of the issuers of such Bonds to meet their obligations is dependent, among other things, upon the revenues, costs and occupancy levels of the subject facilities. Additionally, a major portion of hospital revenues typically is derived from federal or state programs such as Medicare and Medicaid and from Blue Cross and other insurers. Changes in the compensation and reimbursement formulas of these governmental program or in the rates of insurers may reduce revenues available for the payment of principal of, or interest on, hospital revenue bonds. New government legislation or regulations and other factors, such as the inability to obtain sufficient malpractice insurance, may also adversely impact the revenues or costs of hospitals and may also adversely affect the ratings of hospital revenue bonds held in the Trusts.

          (f) FACILITY REVENUE BONDS DEPENDENT UPON USER FEES -- Certain of the Bonds in the Trusts may be facility revenue bonds payable from and secured by the revenues from the ownership and operation of particular facilities, such as airports, bridges, turnpikes, port authorities, convention centers and arenas. Therefore, payment may be adversely affected by reduction in revenues due to such factors as increased cost of maintenance or decreased use of a facility, lower cost of alternative modes of transportation or scarcity of fuel and reduction or loss of rents.

          (g) REVENUE OBLIGATIONS OF UNIVERSITIES AND SCHOOLS -- Certain of the Bonds in the Trusts may be revenue obligations of universities and schools. The ability of universities and schools to meet their obligations is dependent upon various factors, including the revenues, costs and enrollment levels of the institutions. In addition, their ability may be affected by declines in enrollment and tuition revenue, the availability of federal, state and alumni financial support, the method and validity, under state constitutions, of present systems of financing public education, fluctuations in interest rates and construction costs, increased maintenance and energy costs, failure or inability to raise tuition or room charges, and adverse results of endowment fund investments.

     GENERAL CONSIDERATIONS. Most of the Bonds are subject to redemption, in whole or in part, prior to their stated maturity date pursuant to sinking fund or optional redemption provisions. A listing of the initial sinking fund and optional redemption provisions, if any, with respect to each of the Bonds is set forth under "Schedule of Investments" in Part One. In general, an optional redemption provision is more likely to be exercised when the offering price valuation of a bond is higher than its optional redemption price, as might occur in periods of declining interest rates, then when such price valuation is less than the bond's optional redemption price. In addition, certain Bonds may be redeemed in whole or in part other than by operation of the stated redemption or sinking fund provisions under certain unusual or extraordinary circumstances specified in the instruments setting forth the terms and provisions of such Bonds. CERTAIN OF THE BONDS WERE ACQUIRED BY THE TRUSTS AT PRICES IN EXCESS OF PRICES AT WHICH SUCH BONDS MAY BE REDEEMED IN THE FUTURE. To the extent that a Bond in a Trust is redeemed at a price which is less than the valuation of such Bond on the date a Unitholder of such Trust acquired his Units, the proceeds distributable to such Unitholder in respect of such redemption will be less than that portion of the purchase price for such Units which was attributable to such Bond. Such proceeds, however, may be more or less than the valuation of such Bond at the time of such redemption. Because certain of the Bonds may from time to time under certain circumstances be sold or redeemed or will mature in accordance with their terms and the proceeds from such events will be distributed to Unitholders and will not be reinvested, no assurance can be given that a Trust will retain for any length of time its present size and composition. A reduction in the size of a Trust will reduce the Estimated Net Annual Interest Income of such Trust and result in a taxable event to Unitholders and may affect the Estimated Current Return. See "The Trusts--Estimated Current Return to Unitholders" and "The Trusts--Tax Status."

     To the best knowledge of the Sponsor, there is no litigation pending as of the date of this Prospectus in respect of any Bonds which might reasonably be expected to have a material adverse effect upon the Trusts. Litigation may be initiated at any time in the future on a variety of grounds with respect to Bonds in the Trusts. Such litigation may affect the validity of such Bonds or the tax-free nature of the interest thereon. While the outcome of litigation of such nature can never be entirely predicted, each Trust has received opinions of bond counsel to the issuing authorities of each Bond on the date of issuance to the effect that the Bonds in such Trust have been validly issued and that the interest thereon is not includable in gross income for federal income tax purposes or in taxable net income of individuals, estates and trusts for Minnesota income tax purposes under existing laws (except in certain instances depending upon the Unitholders). Such interest income is includable in taxable income of corporations and financial institutions for purposes of the Minnesota franchise tax. Interest on certain Bonds may be includable in income for purposes of the federal and Minnesota alternative minimum taxes.

     In addition, other factors may arise from time to time which may potentially impair the ability of issuers to meet obligations undertaken with respect to Bonds. THE SPONSOR, THE TRUSTEE AND THE EVALUATOR SHALL NOT BE LIABLE IN ANY WAY FOR ANY DEFAULT, FAILURE OR DEFECT IN ANY BOND.

     An amendment to the Federal Bankruptcy Act was enacted in 1978 relating to the adjustment of indebtedness owed by any political subdivision or public agency or instrumentality of any state, including municipalities. Among other things, this amendment facilitates the use of proceedings under the Federal Bankruptcy Act by any such entity to restructure or otherwise alter the terms of its obligations, including those of the type comprising a Trust's portfolio. The Sponsor is unable to predict the effect of this legislation on the Trusts.

THE UNITS

     On the date indicated therein, each Unit represented the fractional undivided interest in the principal and net interest of the Trust set forth under "Summary of Essential Information" in Part One. If any Units of a Trust are redeemed by the Trustee after such date, the fractional undivided interest therein represented by each unredeemed Unit will increase, although the actual interest in such Trust represented by each such Unit will remain essentially the same. Units will remain outstanding until redeemed upon tender to the Trustee by any Unitholder, which may include the Sponsor, or until the termination of the applicable Trust Agreement.

ESTIMATED CURRENT RETURN AND ESTIMATED LONG-TERM RETURN

     As of the date indicated in Part One, the Estimated Current Returns and the Estimated Long-Term Returns were those indicated in the "Summary of Essential Information." The Estimated Current Returns are calculated by dividing the estimated net annual interest income per Unit by the Public Offering Price. The estimated net annual interest income per Unit will vary with changes in fees and expenses of the Trustee, Sponsor and Evaluator and with the principal prepayment, redemption, maturity, exchange or sale of Bonds while the Public Offering Price will vary with changes in the offering price of the underlying Bonds; therefore, there is no assurance that the present Estimated Current Returns will be realized in the future. Estimated Long-Term Returns are calculated using a formula which (i) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of all the Bonds in a Trust and (ii) takes into account a compounding factor, the expenses and sales charge associated with each Trust Unit. Since the market values and estimated retirements of the Bonds and the expenses of a Trust will change, there is no assurance that the present Estimated Long-Term Returns will be realized in the future. Estimated Current Returns and Estimated Long-Term Returns will be realized in the future. Estimated Current Returns and Estimated Long-Term Returns are expected to differ because the calculation of Estimated Long-Term Returns reflects the estimated date and amount of principal returned while Estimated Current Returns calculations include only net annual interest income and Public Offering Price.

TAX STATUS

FEDERAL TAX STATUS

     All Bonds deposited in the Trusts were accompanied by copies of opinions of bond counsel to the issuers thereof, given at the time of original delivery of the Bonds, to the effect that the interest thereon in excludable from gross income for Federal income tax purposes. In connection with the offering of Units of the Trusts, neither the Sponsor, the Trustee, the auditors nor their respective counsel have made any review of the proceedings relating to the issuance of the Bonds or the basis for such opinions. Gain realized on the sale or redemption of the Bonds by the Trustee or of a Unit by a Unitholder is, however, includable in gross income for Federal income tax purposes. Such gain does not include any amounts received in respect of accrued interest or accrued original issue discount, if any. It should be noted that under recently enacted legislation described below that subjects accretion of market discount on tax-exempt bonds to taxation as ordinary income, gain realized on the sale or redemption of Bonds by the Trustee or of Units by a Unitholder that would have been treated as capital gain under prior law is treated as ordinary income to the extent it is attributable to accretion of market discount. Market discount can arise based on the price a Trust pays for Municipal Bonds or the price a Unitholder pays for his or her Units. In addition, bond counsel to the issuing authorities rendered opinions as to the exemption of interest on such Bonds, when held by residents of the state in which the issuers of such bonds are located, from state income taxes and, where applicable, local income taxes.

     In the opinion of Special Counsel to the Trusts:

          Each Trust is not an association taxable as a corporation for Federal income tax purposes and interest and accrued original issue discount on Bonds which is excludable from gross income under the Internal Revenue Code of 1986 (the "CODE") will retain its status when distributed to
     Unitholders,  except  to  the  extent  such  interest  is  subject  to  the
     alternative   minimum  tax,  an  additional  tax  on  branches  of  foreign corporations and the environmental tax (the "SUPERFUND TAX"), as noted below.

          Exemption of interest and accrued original issue discount on any Bond for Federal income tax purposes does not necessarily result in tax-exemption under the laws of the several states as such laws vary with respect to the taxation of such securities and in many states all or part of such interest and accrued issue discount may be subject to tax.

          Each Unitholder is considered to be the owner of a pro rata portion of each asset of the respective Trust in the proportion that the number of Units of such Trust held by him bears to the total number of Units outstanding of such Trust under subpart E, subchapter J of chapter 1 of the Code and will have a taxable event when such Trust disposes of a Bond, or when the Unitholder redeems or sells his Units. Unitholders must reduce the tax basis of their Units for their share of accrued interest received by a Trust, if any, on Bonds delivered after the date the Unitholders pay for their Units to the extent that such interest accrued on such Bonds during the period from the Unitholder's settlement date to the date such Bonds are delivered to a Trust and, consequently, such Unitholders may have an increase in taxable gain or reduction in capital loss upon the disposition of such Units. Gain or loss upon the sale or redemption of Units is measured by comparing the proceeds of such sale or redemption with the adjusted basis of the Units. If the Trustee disposes of Bonds (whether by sale, payment on maturity, redemption or otherwise), gain or loss is recognized to the Unitholder. The amount of any such gain or loss is measured by comparing the Unitholder's pro rata share of the total proceeds from such disposition with the Unitholder's basis for his or her fractional interest in the asset disposed of. In the case of a Unitholder who purchases Units, such basis (before adjustment for earned original issue discount and amortized bond premium, if any) is determined by apportioning the cost of the Units among each of the Trust's assets ratably according to value as of the date of acquisition of the Units. The basis of each Unit and of each Bond which was issued with original issue discount must be increased by the amount of the accrued original issue discount and the basis of each Unit and of the Unitholder's interest in each Bond which was acquired by such Unitholder at a premium must be reduced by the annual amortization of Bond premium. The tax cost reduction requirements of the Code relating to amortization of bond premium may, under some circumstances, result in the Unitholder realizing a taxable gain when his Units are sold or redeemed for an amount equal to his original cost.

     Sections 1288 and 1272 of the Code provide a complex set of rules governing the accrual of original issue discount. These rules provide that original issue discount accrues either on the basis of a constant compound interest rate or ratably over the term of the Bond, depending on the date the Bond was issued. In addition, special rules apply if the purchase price of a Bond exceeds the original issue price plus the amount of original issue discount which would have previously accrued based upon its issue price (its "adjusted issue price"). The application of these rules will also vary depending on the value of the Bond on the date a Unitholder acquires his Units, and the price the Unitholder pays for his Units. Investors with questions regarding these Code sections should consult with their tax advisers.

     The Revenue Reconciliation Act of 1993 (the "TAX ACT") subjects tax-exempt bonds to the market discount rules of the Code effect for bonds purchased after April 30, 1993. In general, market discount is the amount (if any) by which the stated redemption price at maturity exceeds an investor's purchase price (except to the extent that such difference, if any, is attributable to original issue discount not yet accrued). Market discount can arise based on the price a Trust pays for Bonds or the price a Unitholder pays for his or her Units. Under the Tax Act, accretion of market discount is taxable as ordinary income; under prior law the accretion had been treated as capital gain. Market discount the accretes while a Trust holds a Bond would be recognized as ordinary income by the Unitholders when principal payments are received on the Bond, upon sale or at redemption (including early redemption), or upon the sale or redemption of his or her Units, unless a Unitholder elects to incur market discount in taxable income as it accrues. The market discount rules are complex and Unitholders should consult their tax advisers regarding these rules and their application.

     In the case of certain corporations, the alternative minimum tax and the Superfund Tax depend upon the corporation's alternative minimum taxable income, which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing the alternative minimum taxable income and the Superfund Tax of a corporation (other than a S Corporation, Regulated Investment Company, Real Estate Investment Trust, or REMIC) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its alternative minimum taxable income (before each adjustment time and the alternative tax net operating loss deduction). "Adjusted current earnings" includes all tax-exempt interest, including interest on all of the Bonds in a Trust and tax-exempt original issued discount. Unitholders are urged to consult their tax advisers with respect to the particular tax consequences to them including the corporate alternative minimum tax, the Superfund Tax and the branch profits tax imposed by Section 884 of the Code.

     Counsel for the Sponsor has also advised that under Section 265 of the Code, interest on indebtedness incurred or continued to purchase or carry Units of a Trust is not deductible for Federal income tax purposes. The Internal Revenue Service has taken the position that such indebtedness need not be directly traceable to the purchase or carrying of Units (however, these rules generally do not apply to interest paid on indebtedness incurred to purchase or improve a personal residence or to purchase goods or services for personal consumption). Also, under Section 265 of the Code, certain financial institutions that acquire Units would generally not to be able to deduct any of the interest expense attributable to ownership of such Units. Investors with questions regarding these issues should consult with their tax advisers.

     In the case certain Bonds in the Trusts, the opinions of bond counsel indicate that interest on such Bonds received by a "substantial user" of the facilities being financed with the proceeds of these Bonds or persons related thereto, for periods while such Bonds are held by such a user or related person, will not be excludable from Federal gross income, although interest on such Bonds received by others would be excludable from Federal gross income.
"Substantial user" and "related person" are defined under U.S. Treasury Regulations. Any person who believes that he or she may be a "substantial user" or a "related person" as so defined should contact his or her tax adviser.

     In the case of corporations, the alternative tax rate applicable to long-term capital gains is 35% effective for long-term capital gains realized in taxable years beginning on or after January 1, 1993. For taxpayers other than corporations, net capital gains are subject to a maximum marginal stated tax rate of 28%. However, it should be noted that legislative proposals are introduced from time to time that affect tax rates and could affect relative differences at which ordinary income and capital gains are taxed. Under the Code, taxpayers must disclose to the Internal Revenue Service the amount of tax-exempt interest earned during the year.

     In the opinion of Special Counsel to the Trusts for New York tax matters, the Trusts are not associations taxable as a corporation and the income of the Trusts will be treated as the income of the Unitholders under the income tax laws of the State of New York.

     ALL STATEMENTS OF LAW IN THE PROSPECTUS CONCERNING EXCLUSION FROM GROSS INCOME FOR FEDERAL, STATE OR OTHER TAX PURPOSES ARE THE OPINIONS OF COUNSEL AND ARE TO BE SO CONSTRUED.

     At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income are rendered by bond counsel to the respective issuing authorities. Neither the Sponsor nor its counsel has made any special review for the Trusts of the proceedings relating to the issuance of the Bonds or of the basis for such opinions.

     Section 86 of Code, in general, provides that fifty percent of Social Security benefits are includible in gross income to the extent that the sum of "modified adjusted gross income" plus fifty percent of the Social Security benefits received exceeds a "base amount." The base amount is $25,000 for unmarried taxpayers, $32,000 for married taxpayers filing a joint return and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns. Modified adjusted gross income is adjusted gross income determined without regard to certain otherwise allowable deductions and exclusions from gross income and by including tax-exempt interest. To the extent that Social Security benefits are includible in gross income, they will be treated as any other item of gross income.

     In addition, under the Tax Act, for taxable years beginning after December 31, 1993, up to 85 percent of Social Security benefits are includible in gross income to the extent that the sum of "modified adjusted gross income" plus fifty percent of Social Security benefits received exceeds an "adjusted base amount." The adjusted base amount is $34,000 for unmarried taxpayers, $44,000 for married taxpayers filing a joint return and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns.

     Although tax-exempt interest is included in modified adjusted gross income solely for the purpose of determining what portion, if any, of Social Security benefits will be included in gross income, no tax-exempt interest, including that received from the Trust Fund, will be subject to tax. A taxpayer whose adjusted gross income already exceeds the base amount or the adjusted base amount must include 50% or 85%, respectively, of his or her Social Security benefits in gross income whether or not he or she receives any tax-exempt interest. A taxpayer whose modified adjusted gross income (after inclusion of tax-exempt interest) does not exceed the base amount need not include any Social Security benefits in gross income.

     For a discussion of the Minnesota tax status of income earned on Units of a Trust, see the discussion of Minnesota tax status below. Except as noted therein, the exemption of interest on state and local obligations for Federal income tax purposes discussed above does not necessarily result in exemption under the income or other tax laws of any state or city. The laws of the several states vary with respect to the taxation of such obligations.

MINNESOTA STATE TAX STATUS

     We understand that the Trusts only have income consisting of (i) interest from bonds issued by the State of Minnesota and its political and governmental subdivisions, municipalities and governmental agencies and instrumentalities and bonds issued by possessions of the United States which would be exempt from federal and Minnesota income taxation when paid directly to an individual, trust or estate (the "BONDS"), (ii) gain on the disposition of such Bonds, and (iii) proceeds paid under certain insurance policies issued to the Trustee or to the issuers of the Bonds which represent maturing interest or principal payments on defaulted Bonds held by the Trustee.

     Neither the Sponsor nor its counsel have independently examined the Bonds deposited in and held in a Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes and (iii) the interest thereon is exempt from income tax imposed by Minnesota that is applicable to individuals, trusts and estates (the "MINNESOTA INCOME TAX"). It should be noted that interest on the Bonds is subject to tax in the case of corporations subject to the Minnesota Corporate Franchise Tax or the Corporate Alternative Minimum Tax and is a factor in the computation of the Minimum Fee applicable to financial institutions. The opinion set forth below does not address the taxation of persons other than full time residents of Minnesota.

     In the opinion of Special Counsel to the Trusts:

          (1) Each Trust is not an association taxable as a corporation and each Unitholder of a Trust will be treated as the owner of a pro rata portion of such Trust, and the income of such portion of such Trust will therefore be treated as the income of the Unitholder for Minnesota Income Tax purposes;

          (2) Income on the Bonds which is exempt from the Minnesota Income Tax when received by a Unitholder of a Trust and which would be exempt from the Minnesota Income Tax if received directly by a Unitholder, will retain its status as exempt from such tax when received by such Trust and distributed to such Unitholder;

          (3) To the extent that interest on the Bonds, if any, is includible in the computation of "alternative minimum taxable income" for federal income tax purposes, such interest will also be includible in the computation of
     "alternative minimum taxable income" for purposes of the Minnesota Alternative Minimum Tax imposed on individuals, estates and trusts and on corporations;

          (4) Each Unitholder of a Trust will recognize gain or loss for Minnesota Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of such Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for federal income tax purposes;

          (5) Tax cost reduction requirements relating to amortization of bond premium may, under some circumstances, result in Unitholders realizing taxable gain for Minnesota Income Tax purposes when their Units are sold or redeemed for an amount equal to or less than their original cost; and

          (6) To the extent that interest derived from a Trust by a Unitholder with respect to any Possession Bonds is excludable from gross income for federal income tax purposes pursuant to 48 U.S.C. Section 745, 48 U.S.C.
     Section 1423a and 48 U.S.C. Section 1403, such interest will not be subject to either the Minnesota Income Tax or the Minnesota alternative minimum tax imposed on individuals, estates and trusts. It should be noted that interest relating to Possession Bonds is subject to tax in the case of corporations subject to the Minnesota Corporate Franchise Tax or the Corporate Alternative Minimum Tax.

     We have not examined any of the Bonds deposited and held in the Trusts or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinion to the exemption from State income taxes of interest on the Bonds if received directly by a Unitholder.

EXPENSES AND CHARGES

         SECONDARY MARKET EXPENSES. The cost of maintaining a secondary market, including the preparation and printing of this Prospectus, advertising expenses and legal fees, are currently paid by the Sponsor and not by the Trusts.

     SPONSOR'S, TRUSTEE'S AND EVALUATOR'S FEES. The Sponsor's, Trustee's and Evaluator's fees are set forth under "Summary of Essential Information" in Part One. The Sponsor's fee may exceed the actual cost of providing portfolio supervisory services for a Trust, but at no time will the total amount received for portfolio supervisory services rendered to all series of Voyageur Unit Investment Trust in any calendar year exceed the aggregate cost to the Sponsor of supplying such services in such year. The Trustee's and Evaluator's fees for each Trust are payable monthly on or before each monthly Distribution Date and the Sponsor's annual fee for each Trust is payable annually on December 1, all from the Interest Account of the appropriate Trust to the extent funds are available and then from the Principal Account of such Trust. These fees may be increased without approval of the Unitholders by amounts not exceeding proportionate increases in consumer prices for services as measured by the United States Department of Labor's Consumer Price Index entitled "All Services Less Rent of Shelter" or, if such Index is no longer published, in a similar index as determined by the Trustee and the Sponsor. If the balances in the Principal and Interest Accounts are insufficient to provide for amounts payable by a Trust, or amounts payable to the Trustee which are secured by its prior lien on a Trust, the Trustee is permitted to sell Bonds to pay such amounts.

     OTHER CHARGES. The following additional charges are or may be incurred by a
Trust: all expenses of the Trustee (including fees and expenses of counsel and auditors) incurred in connection with its activities under the Trust Agreement, including the expenses and costs of any action undertaken by the Trustee to protect the Trust and the rights and interests of the Unitholders; fees of the Trustee for any extraordinary services performed under the Trust Agreement; indemnification of the Trustee for any loss or liability accruing to it without gross negligence, bad faith or willful misconduct on its part, arising out of or in connection with its acceptance or administration of the Trust; indemnification of the Sponsor for any losses, liabilities and expenses incurred in acting as Depositor of the Trust other than by reason of gross negligence, bad faith or willful misconduct or by reason of reckless disregard of its obligations and duties; all taxes and other governmental charges imposed upon the Bonds or any part of the Trust (no such taxes or charges are being levied, made or, to the knowledge of the Sponsor, contemplated); and, to the extent then lawful as set forth in a written opinion of independent counsel to the Sponsor, expenses (including legal, accounting and printing expenses) of maintaining registration or qualification of the Units and/or the Trust under federal or state securities laws subsequent to initial registration so long as the Sponsor is maintaining a market for the Units.

     The Trustee shall cause the accounts of each Trust to be audited not less than annually by independent public accountants selected by the Sponsor. The expense of an audit shall be an expense of each Trust; PROVIDED, HOWEVER, that the Trustee shall not be required to have such an audit conducted if the cost to a Trust would exceed $.50 per Unit on an annual basis. Unitholders covered by the audit during the year may receive a copy of the audited financials upon request.

     The above expenses, including the Trustee's fee, when paid by or owing to the Trustee are secured by a lien on the Trust from which such expenses are payable. In addition, the Trustee is empowered to sell Bonds in order to make funds available to pay all expenses.


                                 PUBLIC OFFERING

OFFERING PRICE

     The Public Offering Price of the Units in the secondary market is determined by adding to the Evaluator's determination of the aggregate bid price of the Bonds per Unit a sales charge of 5.82% thereof (except as provided below for certain quantity purchases), equal to 5.50% of the Public Offering Price. A proportionate share of accrued and undistributed interest payable with respect to the Units on the date of settlement (five business days after order) is also added to the Public Offering Price. Such accrued interest is not distributable to Unitholders until Units are tendered for redemption or presented to the Sponsor for repurchase by the Sponsor or until the termination of a Trust. See "Rights of Unitholders--Distribution of Interest and Principal--Accrued Interest."

     The sales charge applicable to quantity purchases is reduced on a graduated scale for sales to any purchaser of at least $100,000 or 100 Units and will be applied on whichever basis is more favorable to the purchaser. Sales charges are as follows:


                                                                    PERCENT OF         PERCENT OF
                                                                     OFFERING          NET AMOUNT
DOLLAR AMOUNT                                                          PRICE             INVESTED
Less than $100,000..........................................           5.5%             5.820%
$100,000 but less than $500,000.............................           5.0              5.273
$500,000 but less than $1,000,000...........................           4.5              4.712
$1,000,000 or more..........................................           4.0              4.167
-------------------------

     The Public Offering Price of Units on the date of this Prospectus or on any subsequent date may vary from the Public Offering Price set forth under "Summary of Essential Information" in Part One in accordance with fluctuations in the prices of the Bonds.

     The aggregate bid price of the Bonds is determined by the Evaluator (a) on the basis of current bid prices for the Bonds; (b) if bid prices are not available, on the basis of current bid prices for comparable bonds; (c) by causing the value of the Bonds to be determined by others engaged in the practice of evaluating, quoting or appraising comparable bonds; or (d) by any combination of the above. Determinations of the aggregate bid price of the Bonds, for purposes of secondary market transactions by the Sponsor and redemptions by the Trustee, will be made on each business day on which the New York Stock Exchange is open for business as of the Evaluation Time, effective
for  all  sales  or   redemptions   made   subsequent  to  the  last   preceding
determination. See "Public Offering--Market for Units" and "Rights of Unitholders-Redemption." For information relating to the calculation of the Redemption Price, which, like the Public Offering Price in the secondary market, is based upon the aggregate bid price of the underlying Bonds, see "Rights of Unitholders--Redemption--Computation of Redemption Price per Unit."

DISTRIBUTION OF UNITS

     Units acquired by the Sponsor in the secondary market referred to below are offered to the public by this Prospectus at the current Public Offering Price.

     The Sponsor has qualified the Units for sale in certain states. Units may be sold to dealers who are members of the National Association of Securities Dealers, Inc. at prices which include a concession from the Public Offering Price (determined without any reductions for quantity purchases) of 3%, subject to change from time to time.

     Sales will be made only with respect to whole Units, and the Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units.

MARKET FOR UNITS

     The Sponsor, although not obligated to do so, presently intends to maintain a market for the Units at prices based upon each Unit's pro rata share of the aggregate value of the Bonds determined (by the Evaluator) on the basis of the bid side of the market. The Sponsor's repurchase price shall not be less than the Redemption Price. See "Redemption--Computation of Redemption Price per Unit." There is no sales charge incurred when a Unitholder sells Units back to the Sponsor. Any Units repurchased by the Sponsor may be reoffered to the public by the Sponsor at the Public Offering Price at the time, plus accrued interest.

     If the supply of Units exceeds demand, or for any other reason, the Sponsor may cease to maintain such a market in the Units at any time and from time to time without notice. A secondary market in Units of a Trust will not be maintained at any time during which the right of redemption for such Trust shall have been suspended. See "Rights of Unitholders--Redemption--Tender of Units." In the event that a market is not maintained for the Units, a Unitholder desiring to dispose of his Units may be able to do so only by tendering such Units to the Trustee for redemption at the Redemption Price, which is based upon the aggregate bid price of the Bonds. IF A UNITHOLDER WISHES TO DISPOSE OF HIS UNITS, HE SHOULD INQUIRE OF THE SPONSOR AS TO CURRENT MARKET PRICES PRIOR TO MAKING A TENDER FOR REDEMPTION TO THE TRUSTEE. See "Rights of Unitholders--Redemption."

     Prospectuses relating to certain other unit investment trusts indicate an intention, subject to change, on the part of the respective sponsors of such trusts to repurchase units of those trusts on the basis of a price higher than the bid prices of the securities in the trusts (i.e., on the basis of the offering prices of such securities). Consequently, depending upon the prices actually paid, the repurchase price of other sponsors for units of their trusts may be computed on a somewhat more favorable basis than the repurchase price offered by the Sponsor for Units of the Trusts in secondary market transactions. As in the Trusts, the repurchase price per unit of such other trusts will depend primarily upon the value of the securities in the portfolio of each such trust.

SPONSOR'S PROFITS

     In maintaining a market for the Units (see "Public Offering--Market for Units"), the Sponsor will realize profits or sustain losses in the amount of any difference between the price at which it buys Units and the price at which it resells or redeems such Units and to the extent it earns sales charges on resales. Cash, if any, made available to the Sponsor prior to the settlement date for the purchase of Units may be used in the Sponsor's business subject to the limitations of the Securities Exchange Act of 1934 and may be of benefit to the Sponsor.

                              RIGHTS OF UNITHOLDERS

CERTIFICATES

     Ownership of Units is evidenced by registered certificates executed by the Trustee and the Sponsor. Certificates are transferable by presentation and surrender to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer.

     Certificates may be issued in denominations of one Unit or any multiple thereof. A Unitholder may be required to pay $2.00 per certificate reissued or transferred, and to pay any governmental charge that may be imposed in connection with each such transfer or interchange. For new certificates issued to replace destroyed, stolen or lost certificates, the Unitholder must furnish indemnity satisfactory to the Trustee and must pay such expenses as the Trustee may incur. Mutilated certificates must be surrendered to the Trustee for replacement.

DISTRIBUTION OF INTEREST AND PRINCIPAL

     Interest received by the Trustee on the Bonds, including that part of the proceeds of any disposition of Bonds which represents accrued interest, shall be credited to the Interest Account of the appropriate Trust. All other moneys received by the Trustee shall be credited to the Principal Account of the appropriate Trust.

     While interest will be distributed semi-annually, quarterly or monthly, depending upon the method of distribution chosen, principal, including capital gains, will be distributed only semi-annually. The Trustee is not required, however, to make a distribution from the Principal Account unless the amount available for distribution in such account equals at least $1.00 per Unit. In addition, if at any time the pro rata share of cash in the Principal Account of Unitholders exceeds $10.00 as of a monthly Record Date, the Trustee shall, to the extent permitted under applicable law, on the next succeeding monthly Distribution Date, distribute the Unitholders' pro rata share of the balance of the Principal Account.

     The pro rata share of cash in the Principal Account will be computed as of each semi-annual Record Date and distributions to the Unitholders as of such Record Date will be made on or shortly after the following Distribution Date. Proceeds received from the disposition, including sale, call or maturity, of any of the Bonds after a Record Date will be held in the Principal Account and either used to pay for Units redeemed or distributed on the Distribution Date following the next semi-annual Record Date.

     The pro rata share of the Interest Account will be computed by the Trustee each month as of each Record Date and distributions will be made on or shortly after the fifteenth day of the month to Unitholders as of the Record Date who are entitled to distributions at that time under the plan of distribution chosen. Persons who purchase Units between a Record Date and a Distribution Date will receive their first distribution on the Distribution Date following the next Record Date under the applicable plan of distribution. Record Dates for monthly distributions will be the first day of each month; Record Dates for quarterly distributions will be the first day of March, June, September and December; and Record Dates for semi-annual distributions will be the first day of June and December.

     Details of distributions per Unit under the various plans based upon Estimated Net Annual Interest Income are set forth in the "Summary of Essential Information" in Part One as of the date indicated therein. The amount of the regular distributions will remain the same as long as the Trust portfolio and Trust expenses remain the same.

     The plan of distribution selected by a Unitholder will remain in effect until changed. Unitholders purchasing Units in the secondary market will initially receive distributions in accordance with the election of the prior owner. For the convenience of Unitholders, in May of each year the Trustee will furnish each Unitholder a card to be returned to the Trustee, together with the certificate to which it relates, by June 15 of such year if the Unitholder wishes to change his plan of distribution. The change will become effective as of June 2 of such year for the ensuing 12 months. Certificates should only be sent by registered or certified mail to minimize the possibility of their being lost or stolen. If the card and certificate are not returned to the Trustee, the Unitholders will be deemed to have elected to continue the same plan.

     Because Bond interest is not received by a Trust at a constant rate throughout the year, any interest distribution may be more or less than the amount actually deposited in the Interest Account and available for distribution that month. In order to reduce fluctuations in distributions resulting from such variances, the Trustee is required by the Trust Agreements to advance such amounts as may be necessary to provide interest distributions of approximately equal amounts. The Trustee will be reimbursed, without interest, for any such advances from funds available from the Interest Account on the next ensuing Record Date. Funds which are available for future distributions (including any amount represented by accrued interest added to the Public Offering Price, see "Public Offering--Offering Price"), payments of expenses and redemptions are in accounts which are non-interest bearing to Unitholders and are therefore available for use by, and will be of benefit to, the Trustee pursuant to normal banking procedures.

     As of the first day of each month, the Trustee will deduct from the appropriate Interest Account and, to the extent funds are not sufficient therein, from the appropriate Principal Account amounts necessary to pay the expenses of each Trust. See "The Trusts--Expenses and Charges." The Trustee also may withdraw from said accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges payable out of a Trust. Amounts so withdrawn shall not be considered a part of a Trust's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate account. In addition, the Trustee may withdraw from the Interest Account and the Principal Account of a Trust such amounts as may be necessary to cover redemption of Units of such Trust by the Trustee. See "Rights of Unitholders--Redemption."

     ACCRUED INTEREST. Accrued interest is the accumulation of unpaid interest on a bond from the last day on which interest thereon was paid. Interest on Bonds in a Trust is accounted for daily on an accrual basis. For this reason, the Public Offering Price of Units will have added to it the proportionate share of accrued interest to the date of settlement. Interest accrues to the benefit of Unitholders commencing with the settlement date of their purchase transaction.

     Because of the varying interest payment dates of the Bonds, accrued interest at any point in time prior to the termination of a Trust will be greater than the amount of interest actually received by the Trust and distributed to Unitholders. For example, a portion of the accrued interest paid by a Unitholder when purchasing a Unit represents accrued interest which has been accrued by a Trust but which will not be received by the Trust in time to be distributed on the next Distribution Date. See "Public Offering--Offering Price." As such accrued interest amounts are later received (generally over the ensuing six months), additional amounts of unpaid interest will be continually accrued by the Trust during its life and added to the value of the Units. Therefore, during the life of a Trust there will always exist on each Distribution Date an item of accrued interest that is added to the value of the Units but which is not distributable to the Unitholders until a later Distribution Date. Under customary procedures, if a Unitholder sells all or a portion of his Units he will be entitled to receive his proportionate share of all accrued interest payable with respect to the Units (including that portion representing interest accrued but not yet received by a Trust) from the purchaser of his Units. See "Public Offering--Market for Units." Similarly, if a Unitholder redeems all or a portion of his Units, the Redemption Price per Unit which he is entitled to receive from the Trustee will also include a proportionate share of all accrued interest payable with respect to the Units. See "Rights of Unitholders--Redemption--Computation of Redemption Price per Unit." Thus, the accrued interest attributable to a Unit will not be entirely recovered until the Unitholder either redeems or sells such Unit or until the relevant Trust is terminated.

REINVESTMENT PLAN

     Each Trust has terminated its Reinvestment Plan except with respect to Unitholders participating in the Plan prior to September 1, 1989. The Plan will remain open only with respect to Units held of record by participating Unitholders on August 31, 1989. Any Units purchased after such date, whether by participating Unitholders or by new Unitholders, will be ineligible. Participants in the Reinvestment Plan have Trust distribution reinvested automatically in one of several open-end, diversified management investment companies (the "REINVESTMENT FUNDS") advised by Voyageur Fund Managers. Each distribution of interest income, capital gains or principal on the participant's Units is, on the applicable Distribution Date, automatically applied on that date to purchase shares (or fractions thereof) of the Reinvestment Fund chosen at net asset value as computed as of the close of trading on the New York Stock Exchange on such date, plus the sales charge set forth in the prospectus of the Reinvestment Fund. The sales charge is paid to Voyageur Fund Distributors, Inc., an affiliate of the Sponsor, as underwriter of the Reinvestment Funds.

REPORTS AND RECORDS

     In connection with each distribution, the Trustee shall furnish Unitholders a statement of the amount of interest, if any, and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per Unit. Within a reasonable time after the end of each calendar year, the Trustee will furnish to each person who at any time during the calendar year was a Unitholder of record of a Trust a statement setting forth for each such Trust
(a) as to the Interest Account: interest received (including amounts representing interest received upon any disposition of Bonds), deductions for payment of applicable taxes and for fees and expenses of the Trust; and distributions to Unitholders on redemption of their Units, and the balance remaining after such deductions and distributions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (b) as to the Principal Account: the dates of disposition of any Bonds and the net proceeds received therefrom (excluding any portion representing interest), deductions for payment of applicable taxes and for fees and expenses of the Trust, the distributions to Unitholders on redemptions of their Units, and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (c) a list of the Bonds disposed of during the calendar year and a list of the Bonds held, and the number of Units outstanding on the last business day of such calendar year;
(d) the Redemption Price per Unit based upon the last computation thereof made during such calendar year; and (e) amounts actually distributed during such calendar year from the Interest Account and from the Principal Account, separately stated, expressed both as total dollar amounts and as dollar amounts representing the pro rata share of each Unit outstanding. The accounts of each Trust shall be audited not less frequently than annually by independent certified public accountants designated by the Sponsor, and the reports of such accountants shall be furnished by the Trustee to Unitholders upon request.

     The Trustee shall keep available for inspection by Unitholders, at all reasonable times during usual business hours, books of record and accounts of its transactions as Trustee, including records of the names and addresses of Unitholders, certificates issued or held, a current list of Bonds in each portfolio and a copy of the appropriate Trust Agreement.

REDEMPTION

     TENDER OF UNITS. While it is anticipated that Units can be sold in the secondary markets, Units may also be tendered to the Trustee for redemption at its offices at 101 Barclay Street, New York, New York 10286, 20th floor, upon payment of any relevant tax. At the present time there are no specific taxes related to the redemption of the Units. No redemption fee will be charged by the Sponsor or the Trustee. Units redeemed by the Trustee will be canceled.

     Certificates for Units to be redeemed must be properly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Trustee. Unitholders must sign exactly as their names appear on the face of the certificate with the signature guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guaranty program in addition to, or in substitution for, STAMP as may be accepted by the Trustee. In certain instances the Trustee may require additional documents, such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority. Certificates should be sent only by registered or certified mail to minimize the possibility of their being lost or stolen.

     Within three business days following such tender Unitholders will be entitled to receive in cash an amount for each Unit tendered equal to the Redemption Price per Unit computed as of the Evaluation Time set forth in the "Summary of Essential Information" in Part One on the date of tender. See "Rights of Unitholders--Redemption--Computation of Redemption Price per Unit." The "date of tender" is deemed to be the date on which Units are received by the Trustee, except that as regards Units received after the Evaluation Time, the date of tender is the next day on which the New York Stock Exchange is open for trading, and such Units will be deemed to have been tendered to the Trustee on such day for redemption at the Redemption Price computed on that day. For information relating to the purchase by the Sponsor of Units tendered to the Trustee for redemption at prices equal to or in excess of the Redemption Price, see "Rights of Unitholders--Redemption--Purchase by the Sponsor of Units Tendered for Redemption."

     Accrued interest paid on redemption shall be withdrawn from the Interest Account of the applicable Trust or, if the balance therein is insufficient, from the Principal Account of such Trust. All other amounts paid on redemption shall be withdrawn from the Principal Account of the applicable Trust. The Trustee is empowered to sell Bonds from a Trust in order to make funds available for redemption of Units. Under each Trust Agreement, the Sponsor is obligated to instruct the Trustee with respect to which Bonds are to be sold in such circumstances. See "Sponsor--Responsibility." In deciding which Bonds should be sold, the Sponsor intends to consider, among other things, such factors as: (a) prevailing market conditions; (b) trading prices of the Bonds; (c) the effect on interest distributions to Unitholders of the sale of various Bonds; (d) the financial condition of the issuers thereof; and (e) the effect of the sale of various Bonds on the investment character of the affected Trust. Such sales, if required, could result in a sale of Bonds by the Trustee at a loss. To the extent Bonds in a Trust portfolio are sold, the size and diversity of such Trust will be reduced, and the Estimated Current Return and Estimated Long-Term Return of the Units may be affected.

     The Trustee reserves the right to suspend the right of redemption and to postpone the date of payment of the Redemption Price per Unit for any period during which the New York Stock Exchange is closed, other than weekend and holiday closings, or trading on that Exchange is restricted or during which an emergency exists as a result of which disposal or evaluation of the Bonds is not reasonable practicable or for such other periods as the Securities and Exchange Commission has by order permitted.

     COMPUTATION OF REDEMPTION PRICE PER UNIT. The Redemption Price per Unit of a Trust is the pro rata share of each Unit determined by the Trustee, as of the Evaluation Time, on the basis of (a) cash on hand in such Trust (other than funds covering contracts to purchase Bonds) or moneys in the process of being collected; (b) the aggregate value of the Bonds in such Trust on the bid side of the market (determined by the Evaluator); and (c) interest accrued thereon not subject to collection, less (i) amounts representing taxes or governmental charges payable out of such Trust; (ii) the accrued expenses of such Trust; and
(iii) cash held for distribution to Unitholders of record as of a date prior to the determination. Accrued interest payable with respect to the Units from the date of tender through the expected date of settlement also comprises a part of the Redemption Price per Unit. For information relating to the Evaluator's determination of the value of the Bonds in a Trust on the basis of their bid prices, see "Public Offering--Offering Price."

     PURCHASE BY THE SPONSOR OF UNITS TENDERED FOR REDEMPTION. Each Trust Agreement requires that the Trustee notify the Sponsor of any tender of Units for redemption. So long as the Sponsor is maintaining a bid in the secondary market, the Sponsor, prior to the close of business on the second business day following tender, may purchase any Units tendered to the Trustee for redemption at the price so bid by making payment therefor to the Unitholder in an amount not less than the Redemption Price on the date of tender. Payment for such Units shall be made not later than the day on which the Units would otherwise have been redeemed by the Trustee. See "Public Offering--Market for Units." Units held by the Sponsor may be tendered to the Trustee for redemption as any other Units. The decision of the Sponsor to redeem or not to redeem Units held by it will not be affected by whether the Units were purchased from a Unitholder in the secondary market or acquired from the Trustee in the manner described in this paragraph. As noted above, the sale of Bonds to make funds available for redemption will reduce the size and diversity of a Trust and may affect the Estimated Current Return of the Units.

     The offering price of any Units resold by the Sponsor will be in accord with the Public Offering Price (see "Public Offering--Offering Price" described in this Prospectus. Any profit resulting from the resale of such Units will belong to the Sponsor, which likewise will bear any loss resulting from a lower Public Offering or Redemption Price subsequent to its acquisition of such Units. See "Public Offering--Sponsor's Profits."


                                     SPONSOR

     Voyageur Fund Managers, Inc. has assumed responsibility of an affiliate, Dougherty Financial Group, Inc. (formerly Dougherty Dawkins, Inc., Dougherty, Dawkins, Strand & Bigelow, Inc. and Dougherty, Dawkins, Strand & Yost, Inc.) as Sponsor of the Trusts. Voyageur Fund Managers, Inc. is an indirect wholly-owned subsidiary of Dougherty Financial Group, Inc., ("DFG")which is owned approximately 49% by Michael E. Dougherty, approximately 49% by Pohlad Companies and less than 1% by certain benefit plans for the employees of DFG and its subsidiaries.

     Mr. Dougherty co-founded the predecessor of DFG in 1977 and has served as DFG's Chairman of the Board and Chief Executive Officer since inception. Pohlad Companies is a holding company owned in equal parts by each of James O. Pohlad, Robert C. Pohlad and William M. Pohlad. As of December 31, 1994, Voyageur Fund Managers, Inc. served as the manager to six closed-end and ten open-end investment companies (comprising 24 separate investment portfolios), administered numerous private accounts and managed approximately $7.4 billion in assets. The principal business address of Voyageur Fund Managers, Inc. is 90 South Seventh Street, Suite 4400, Minneapolis, Minnesota 55402. As of December 31, 1994, the total stockholders' equity of Voyageur Fund Managers, Inc. was $5,675,766 (unaudited). (This paragraph relates only to the Sponsor and not to the Trusts or to any of the Underwriters. The information is included herein only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations. More detailed information will be made available by the Sponsor upon request.)

LIMITATIONS ON LIABILITY

     The Sponsor is liable for the performance of its obligations arising from its responsibilities under the Trust Agreements, but will not be liable or responsible in any way for depreciation or loss incurred by reason of the sale of any Bonds and will be under no liability to Unitholders for taking any action or refraining from any action in good faith pursuant to the Trust Agreements or for errors in judgment, except in cases of its own willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties. See "The Trusts--Portfolios" and "Sponsor--Responsibility."

RESPONSIBILITY

     Under the Trust Agreements, the Sponsor is obligated to instruct the Trustee with respect to which Bonds are to be sold in the circumstances described under "Rights of Unitholders--Redemption" and is also empowered to direct the Trustee to dispose of Bonds when certain events occur that adversely affect the value of Bonds, including default in payment of interest or principal, default in payment of interest or principal on other obligations of the same issuer, institution of legal proceedings, default under other documents adversely affecting debt service, decline in price or the occurrence of other market or credit factors, or decline in projected income pledged for debt service on revenue Bonds and advanced refunding that, in the opinion of the Sponsor, may be detrimental to the interest of the Unitholders.

     It is the responsibility of the Sponsor to instruct the Trustee to reject any offer made by an issuer of any of the Bonds to issue new obligations in exchange and substitution for any Bonds pursuant to a refunding or refinancing plan, except that the Sponsor may instruct the Trustee to accept such an offer or to take any action with respect thereto as the Sponsor may deem proper if the issuer is in default with respect to such Bonds or in the written opinion of the Sponsor the issuer will probably default in respect to such Bonds in the foreseeable future.

     Any obligations so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreements to the same extent as Bonds originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying Bonds in the portfolio of a Trust, the Trustee is required to give notice thereof to each Unitholder of such Trust, identifying the Bonds eliminated and the Bonds substituted therefor.

REGISTRATION

     If at any time the Sponsor shall resign or fail to perform any of its duties under the Trust Agreements or becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, then the Trustee may appoint a successor sponsor or terminate the applicable Trust Agreement and liquidate the affected Trust.


                                     TRUSTEE

     The Trustee is The Bank of New York, a trust company organized under the laws of New York, with offices at 101 Barclay Street, New York, New York 10286,
(800) 225-5145. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board or Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law. The Trustee commenced operations on February 3, 1986 when it acquired the unit investment trust division of Fidata Trust Company New York.

     The duties of the Trustee are primarily ministerial in nature. It did not participate in the selection of Bonds for any Trust portfolio.

LIMITATIONS ON LIABILITY

     The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of the disposition of any moneys, Bonds or certificates or in respect of any evaluation or for any action taken in good faith reliance on prima facie properly executed documents, except in cases of its own willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties. In addition, the Trustee shall not be personally liable for any taxes or other governmental charges imposed upon or in respect of a Trust which the Trustee may be required to pay under current or future law of the United States or any other taxing authority having jurisdiction. See "The Trusts--Portfolios."

RESPONSIBILITY

     For information relating to the responsibilities of the Trustee under the Trust Agreements, see "Rights of Unitholders."

RESIGNATION

     By executing an instrument in writing and filing the same with the Sponsor, the Trustee and any successor may resign. In such an event the Sponsor is obligated to appoint a successor trustee as soon as possible. If the Trustee becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, the Sponsor may remove the Trustee and appoint a successor as provided in the Trust Agreements. Such resignation or removal shall become effective upon the acceptance of appointment by the successor trustee. If upon resignation of a trustee a successor trustee has not been appointed or, if appointed, has not accepted the appointment within 30 days after notification, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor. The resignation or removal of a trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee.


                                    EVALUATOR

     The Evaluator is Voyageur Fund Managers, Inc., a registered investment adviser which performs portfolio evaluation services, municipal research, asset management and investment advisory services. See "Sponsor" above.

LIMITATIONS ON LIABILITY

     The Trustee, the Sponsor and the Unitholders may rely upon any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Trustee Agreements shall be made in good faith upon the basis of the best information available to it; provided however, that the Evaluator shall not be under any liability to the Trustee, the Sponsor or the Unitholders for errors in judgment. But this provision shall not protect the Evaluator in cases of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

RESPONSIBILITY

     Each Trust Agreement requires the Evaluator to evaluate the Bonds on the basis of their bid prices on each business day on which the New York Exchange is open for business as of the Evaluation Time.

RESIGNATION

     The Evaluator may resign or may be removed by the Sponsor and the Trustee, and the Sponsor and the Trustee are to use their best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon the acceptance of appointment by the successor evaluator. If upon resignation of the Evaluator no successor has accepted appointment within 30 days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor.


                AMENDMENT AND TERMINATION OF THE TRUST AGREEMENTS

AMENDMENT

     The Sponsor and the Trustee have the power to amend the Trust Agreements without the consent of any of the Unitholders when the purpose of such an amendment is (a) to cure any ambiguity or to correct or supplement any provision of the Trust Agreements which may be defective or inconsistent with any other provision contained therein, or (b) to make such other provisions as shall not adversely affect the interests of the Unitholders. In addition, the Sponsor and the Trustee may amendment a Trust Agreement with the consent of the Unitholders evidencing 51% of the Units of the related Trust then outstanding, provided that no such amendment will reduce the interest in such Trust of any Unitholder without the consent of such Unitholder or reduce the percentage of Units required to consent to any such amendment without the consent of all the Unitholders of such Trust. In no event, however, shall a Trust Agreement be amended to extend its Mandatory Termination Date, to increase the number of Units issuable thereunder, to permit the deposit or acquisition of securities either in addition to or in substitution for any of the Bonds initially deposited in the related Trust, except for the substitution of certain refunding securities for such Bonds, or to permit the Trustee to engage in business or investment activities not specifically authorized in such Trust Agreement as originally executed. In the event of any amendment, the Trustee is obligated to notify promptly all Unitholders of the substance of such amendment.

TERMINATION

     The Trust shall terminate upon the maturity, redemption, sale or other disposition, as the case may be, of the last of the Bonds. In addition, a Trust may be terminated at any time by the consent of 51% of the Unitholders or by the Trustee when the value of such Trust as determined by the Trustee is less than the discretionary liquidation amount set forth under "Summary of Essential Information" in Part One. The value of a Trust may decrease below its optional termination value by reason, among other things, of the sale or redemption of the Bonds as well as a decline in the value of the Bonds as the result of fluctuations in interest rates and/or other market factors. In no event may a Trust continue beyond the Mandatory Termination Date set forth under "Summary of Essential Information" in Part One. In the event of termination, written notice thereof will be sent by the Trustee to all Unitholders of such Trust. Within a reasonable period after termination of a Trust, the Trustee will sell any bonds remaining in such Trust and, after paying all expenses and charges incurred by such Trust will distribute to each Unitholder of such Trust, upon surrender for cancellation of his certificate for Units, his pro rata share of the balance remaining in the Interest and Principal Accounts.


                                 LEGAL OPINIONS

     Certain legal matters in connection with the Units offered hereby have been passed upon by Chapman and Cutler, Chicago, Illinois, as special counsel to the Sponsor.


                              INDEPENDENT AUDITORS

     The Financial Statements, including the Schedules of Investments, appearing in Part One of this Prospectus are included herein in reliance upon the reports of KPMG Peat Marwick LLP, independent auditors, and upon the authority of that firm as experts in accounting and auditing.


                           DESCRIPTION OF BOND RATINGS

STANDARD & POOR'S CORPORATION

     A Standard & Poor's corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

     The bond rating is not a recommendation to purchase or sell a security, inasmuch as it does not comment as to market price.

     The ratings are based upon current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information.

     The   ratings  are  based,   in  varying   degrees,   upon  the   following
considerations:

          (a) Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

          (b) Nature of and provisions of the obligation; and

          (c) Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA: This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA: Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degrees.

     A: Bonds rated A have a strong capacity to pay principal and interest although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

     BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     Plus (+) or Minus (-): To provide more detailed indications of credit quality, the ratings from "AAA" to "BB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     #: Indicates that continuance of the rating is contingent upon Standard & Poor's receipt of closing documentation confirming investments and cash flows.

     Provisional Ratings: A provisional rating, indicated by the letter "p" following a rating, assumes the successful completion of the project being financed by the issuance of the bonds being rated and indicates that payment of debt service requirement is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. Accordingly, the investor should exercise his own judgment with respect to such likelihood and risk.

MOODY'S INVESTORS SERVICE

     A summary of the meaning of the applicable rating symbols as published by Moody's follows:

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Con. (...): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

     Moody's   applies   numerical   modifiers   1,  2  and  3  in  each  rating
classification from "Aa" through "B" in its corporate rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the security ranks in the lower end of its generic category.

                           TAX FREE VS. TAXABLE INCOME

     As  of  the  date  of  this  Prospectus,  the  following  table  shows  the approximate taxable estimated current returns for individuals that are equivalent to tax-exempt estimated current returns under combined Federal and Minnesota State taxes using the published Federal and Minnesota State tax rates scheduled to be in effect. The table illustrates approximately what you would have to earn on taxable investments to equal the tax-exempt estimated current return in your income tax bracket. For cases in which more than one State bracket falls within a Federal bracket, the highest State bracket is combined with the Federal bracket. The combined Minnesota State and Federal tax rates shown reflect the fact that State tax payments are currently deductible for Federal tax purposes. The table does not show the approximate taxable estimated current returns for individuals that are subject to the alternative minimum tax. The taxable equivalent estimated current returns may be somewhat higher than the equivalent returns indicated in the table for those individuals who have adjusted gross incomes in excess of $114,700. The table does not reflect the effect of limitations on itemized deductions and the deduction for personal exemptions. They were designed to phase out certain benefits of these deductions for higher income taxpayers. These limitations, in effect, raise the marginal maximum Federal tax rate to approximately 44 percent for taxpayers filing a joint return and entitled to four personal exemptions and to approximately 41 percent for taxpayers filing a single return entitled to only one personal exemption. These limitations are subject to certain maximums, which depend on the number of exemptions claimed and the total amount of the taxpayer's itemized deductions. For example, the limitation on itemized deductions will not cause a taxpayer to lose more than 80% of his allowable itemized deductions, with certain exceptions. See "Tax Status" for a more detailed discussion of recent Federal tax legislation, including a discussion of provisions affecting corporations.

         Taxable Income ($1,000's)                         Tax-Exempt Estimated Current Return
         -------------------------                         -----------------------------------
         Single                Joint        Tax      5%       5 1/2%      6%       61/2%    7%       71/2%     8%
         Return                Return       Bracket             Equivalent Taxable Estimated Current Returns
         ------                ------       -------  -------------------------------------------------------
$       0   -  23.35     $    0 -   39.00   21.8%    6.39%    7.03%    7.67%    8.31%   8.95%    9.59%   10.23%
    23.35   -  56.55      39.00 -   94.25   34.1     7.59     8.35     9.10     9.86   10.62    11.38    12.14
    56.55   - 117.95      94.25 -  143.60   36.9     7.92     8.72     9.51    10.30   11.09    11.89    12.68
   117.95   - 256.50     143.60 -  256.50   41.4     8.53     9.39    10.24    11.09   11.95    12.80    13.65
         Over 256.50          Over 256.50   44.7     9.04     9.95    10.85    11.75   12.66    13.56    14.47


================================================================================

No person is authorized to give any information or to make any representations not contained in this Prospectus, and any information or representation not contained herein must not be relied upon as having been authorized by the Trusts, the Trustee or the Sponsor. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy securities in any state to any person to whom it is not lawful to make such offer in such state.

                   TABLE OF CONTENTS

                                                  Page
Summary............................................2
The Trusts.........................................3
Public Offering...................................17
Rights of Unitholders.............................20
Sponsor...........................................25
Trustee...........................................26
Evaluator.........................................27
Amendment and Termination
  of the Trust Agreements.........................28
Legal Opinions....................................29
Independent Auditors..............................29
Description of Bond Ratings.......................29
Tax Free vs. Taxable Income.......................31


This Prospectus contains information concerning the Trusts and the Sponsor, but does not contain all of the information set forth in the Trusts' registration statements, amendments and exhibits relating thereto, which have been filed with the Securities and Exchange Commission, Washington, D.C. under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.

================================================================================


================================================================================



                                   PROSPECTUS

                                    PART TWO



                                  VOYAGEUR UNIT
                                INVESTMENT TRUST


                                    SERIES 1
                                    SERIES 2
                                    SERIES 3



                          Voyageur Fund Managers, Inc.
                       90 South Seventh Street, Suite 4400
                          Minneapolis, Minnesota 55402



               Trustee:
                         The Bank of New York
                         101 Barclay Street
                         New York, New York  10286


================================================================================

                      CONTENTS OF POST-EFFECTIVE AMENDMENT
                            TO REGISTRATION STATEMENT

     This Post-Effective Amendment to the Registration Statement comprises the following papers and documents:

                                 The facing sheet

                                 The prospectus

                                 The signatures

                     The Consent of Independent Accountants

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, Voyageur Unit Investment Trust, Series 1, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Minneapolis and State of Minnesota on the 22nd day of November, 1995.

                                        Voyageur Unit Investment Trust, Series 1
                                          (Registrant)

                                        By Voyageur Fund Managers, Inc.
                                          (Depositor)


                                        By   /S/Thomas J. Abood
                                          -----------------------------
                                              General Counsel
(Seal)
         Pursuant to the requirements of the Securities Act of 1933, this Post Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities on November 22, 1995:


Michael E. Dougherty
--------------------------
Michael E. Dougherty                        Chairman of the Board of Directors
                                              and Director


John G. Taft
--------------------------
John G. Taft                                Chief Executive Officer
                                              and Director


Edward J. Kohler
--------------------------
Edward J. Kohler                            Director


Frank C. Tonnemaker
--------------------------
Frank C. Tonnemaker                         Director


Jane M. Wyatt
--------------------------
Jane M. Wyatt                               Director


     Thomas J. Abood signs this document pursuant to a Power of Attorney filed with the Securities and Exchange Commission with the initial Registration Statement on Form S-6 for Voyageur Tax-Exempt Trust, Series 5 (Registration No. 33-62681).